EXHIBIT 24(a)


                             POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned Directors and Officers of ASHLAND INC., a Kentucky corporation, which is about to file a Registration Statement on Form S-8 for the registration of up to 500,000 shares of Ashland Common Stock with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, to be issued pursuant to the Ashland Inc. Deferred Compensation Plan for Non-Employee Directors, hereby constitutes and appoints JAMES J. O'BRIEN, DAVID L. HAUSRATH and LINDA L. FOSS, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power to act without the others to sign and file such Registration Statement and the exhibits thereto and any and all other documents in connection therewith, and any such amendments thereto, with the Securities and Exchange Commission, and to do and perform any and all acts and things requisite and necessary to be done in connection with the foregoing as fully as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

Dated:  November 4, 2004
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
/s/ James J. O'Brien                                       /s/ Kathleen A. Ligocki
--------------------------------------------               --------------------------------------------------------
James J. O'Brien, Chairman of the Board                    Kathleen A. Ligocki, Director
and Chief Executive Officer


/s/ J. Marvin Quin                                         /s/ Patrick F. Noonan
--------------------------------------------               --------------------------------------------------------
J. Marvin Quin, Senior Vice President                      Patrick F. Noonan, Director
and Chief Financial Officer


/s/ Lamar M. Chambers                                      /s/ Jane C. Pfeiffer
--------------------------------------------               --------------------------------------------------------
Lamar M. Chambers, Vice President and                      Jane C. Pfeiffer, Director
Controller


/s/ Ernest H. Drew                                         /s/ William L. Rouse, Jr.
--------------------------------------------               --------------------------------------------------------
Ernest H. Drew, Director                                   William L. Rouse, Jr., Director


/s/ Roger W. Hale                                          /s/ George A. Schaefer, Jr.
--------------------------------------------               --------------------------------------------------------
Roger W. Hale, Director                                    George A. Schaefer, Jr., Director


/s/ Bernadine P. Healy                                     /s/ Theodore M. Solso
--------------------------------------------               --------------------------------------------------------
Bernadine P. Healy, Director                               Theodore M. Solso, Director


/s/ Mannie L. Jackson                                      /s/ Michael J. Ward
--------------------------------------------               --------------------------------------------------------
Mannie L. Jackson, Director                                Michael J. Ward, Director



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